                                                                      Exhibit 24

                               POWERS OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Walter A. Dods, Don. J. McGrath and Howard
H. Karr, severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, and in any and all capacities, to sign this Registration Statement and any and all amendments to this Registration Statement of the Registrants, together with all schedules and exhibits thereto, and to file the same with all scheduled exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, severally, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof, on the date indicated. This document may be executed in counterparts.

         Signature and Title
/s/ WALTER A DODS, JR.                                 10/19/2000
-------------------------------------                  ----------
Walter A. Dods, Jr.                                    Date
Chairman, Chief Executive Officer
and Director

/s/ HOWARD H. KARR                                     10/19/2000
-------------------------------------                  ----------
Howard H. Karr                                         Date
Executive Vice President and
Chief Financial Officer

/s/ JACQUES ARDANT                                     10/19/2000
-------------------------------------                  ----------
Jacques Ardant                                         Date
Director

**
-------------------------------------                  ----------
John W. A. Buyers                                      Date
Director

/s/ JULIA ANN FROHLICH                                 10/19/2000
-------------------------------------                  ----------
Julia Ann Frohlich                                     Date
Director

/s/ ROBERT A. FUHRMAN                                  10/19/2000
-------------------------------------                  ----------
Robert A. Fuhrman                                      Date
Director

/s/ PAUL MULLIN GANLEY                                 10/19/2000
-------------------------------------                  ----------
Paul Mullin Ganley                                     Date
Director

/s/ DAVID M. HAIG                                      10/19/2000
-------------------------------------                  ----------
David M. Haig                                          Date
Director

/s/ JOHN A. HOAG                                       10/19/2000
-------------------------------------                  ----------
John A. Hoag                                           Date
Director

**
-------------------------------------                  ----------
Bert T. Kobayashi, Jr.                                 Date
Director

/s/ MICHEL LARROUILh                                   10/19/2000
-------------------------------------                  ----------
Michel Larrouilh                                       Date
Director

/s/ PIERRE MARIANI                                     10/19/2000
-------------------------------------                  ----------
Pierre Mariani                                         Date
Director

/s/ YVES MARTRENCHAR                                   10/20/2000
-------------------------------------                  ----------
Yves Martrenchar                                       Date
Director

/s/ FUJIO MATSUDA                                      10/19/2000
-------------------------------------                  ----------
Fujio Matsuda                                          Date
Director

/s/ DON J. MCGRATH                                     10/19/2000
-------------------------------------                  ----------
Don J. McGrath                                         Date
Director

/s/ RODNEY R. PECK                                     10/19/2000
-------------------------------------                  ----------
Rodney R. Peck                                         Date
Director

/s/ JOEL SIBRAC                                        10/19/2000
-------------------------------------                  ----------
Joel Sibrac                                            Date
Director

/s/ JOHN K. TSUI                                       10/19/2000
-------------------------------------                  ----------
John K. Tsui                                           Date
Director

/s/ JACQUES HENRI WAHL                                 10/19/2000
-------------------------------------                  ----------
Jacques Henri Wahl                                     Date
Director

**
-------------------------------------                  ----------
Fred C. Weyand                                         Date
Director

/s/ ROBERT C. WO                                       10/19/2000
-------------------------------------                  ----------
Robert C. Wo                                           Date
Director

** Not available for signature.